--------------------------------------------------------------------------
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                          ASC 1997-D4 - $1,600,000,000
--------------------------------------------------------------------------
            STRUCTURAL & COLLATERAL TERM SHEET AS OF 3/5/97 2:44 PM
--------------------------------------------------------------------------

--------------------------------------------------------------------------

PUBLIC SECURITIES:
At Issue:
                                        PRINCIPAL AMOUNT     INITIAL              APPROX.    AVG. LIFE         MOD.
CLASS               RATINGS                                    CPN       SPREAD    PRICE                       DUR.
------------------------------------------------------------------------------------------------------------------------
A-1A                  AAA                 $160,000,000        7.15%                             3.6             3.0
                  S&P, FITCH,                                 FIXED
                  MOODY'S,D&P
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A-1B                  AAA                  $95,000,000        7.24%                             6.8             5.3
                  S&P, FITCH,                                 FIXED
                  MOODY'S,D&P
------------------------------------------------------------------------------------------------------------------------
A-1C                  AAA                  $90,000,000        7.28%                             8.3             6.1
                  S&P, FITCH,                                 FIXED
                  MOODY'S,D&P
------------------------------------------------------------------------------------------------------------------------
A-1D                  AAA                 $715,000,000        7.34%                             9.8             6.9
                  S&P, FITCH,                                 FIXED
                  MOODY'S,D&P
------------------------------------------------------------------------------------------------------------------------
A-2                 AAA/Aaa               $105,000,000        7.39%                             11.4            7.6
                  S&P,MOODY'S                                  WAC
------------------------------------------------------------------------------------------------------------------------
A-3                AA/AA/Aa2               $80,000,000        7.39%                             11.9            7.8
               FITCH,D&P,MOODY'S                               WAC
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A-4                  A/A2                  $80,000,000        7.48%                             13.5            8.3
               FITCH,D&P,MOODY'S                               WAC
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A-5                BBB/Baa2                $80,000,000        7.62%                             14.7            8.6
               FITCH,D&P,MOODY'S                               WAC
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A-6                BBB-/Baa3               $35,000,000        8.02%                             14.8            8.6
               FITCH,D&P,MOODY'S                               WAC
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A-CS1             AAA/Aaa/AAA                 $8 MM           1.51%                             2.3C            2.1
              FITCH,MOODY'S,DUFF         ($160 NOTIONAL)       WAC
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A-CS2             AAA/Aaa/AAA                $130 MM          1.26%                             5.3C            4.4
               FITCH,D&P,MOODY'S        ($1,265 NOTIONAL)      WAC
------------------------------------------------------------------------------------------------------------------------


       PRINCIPAL WINDOW        PRIN. WIN. GRAPH**        IMPLIED         IMPLIED
CLASS                                                     DSCR*            LTV*           SUB.
-----------------------------------------------------------------------------------------------------
A-1A       4/1997-            [GRAPHIC OMITTED]           2.20             45%             34%
           11/2003

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
A-1B       11/2003-           [GRAPHIC OMITTED]           2.20             45%             34%
           -4/2004

-----------------------------------------------------------------------------------------------------
A-1C       4/2004-            [GRAPHIC OMITTED]           2.20             45%             34%
            9/2006

-----------------------------------------------------------------------------------------------------
A-1D       9/2006-            [GRAPHIC OMITTED]           2.20             45%             34%
            3/2007

-----------------------------------------------------------------------------------------------------
A-2        3/2007-            [GRAPHIC OMITTED]           2.01             49%             28%
            1/2009
-----------------------------------------------------------------------------------------------------
A-3        1/2009-            [GRAPHIC OMITTED]           1.88             53%             23%
            7/2009
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
A-4        7/2009-            [GRAPHIC OMITTED]           1.78             56%            18.5%
           12/2011
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
A-5        12/2011-           [GRAPHIC OMITTED]           1.68             60%            13.5%
            2/2012
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
A-6        3/2012-            [GRAPHIC OMITTED]           1.63             61%             11%
            3/2012
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
A-CS1      4/1997-            [GRAPHIC OMITTED]            N/A             N/A             N/A
           11/2003
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
A-CS2       4/1997-           [GRAPHIC OMITTED]            N/A             N/A             N/A
            3/2012
----------------------------------------------------------------------------------------------------

*  LTV's and DSCRs are weighted averages.

** See data provided with respect to the Bond Class Paydown, herein enclosed.

-------------------------------------------------------------------------
Issue:
-------------------------------------------------------------------------
ASSET SECURITIZATION CORPORATION
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 1997-D4.

The Offering:
$1,600,000,000 FIXED RATE COMMERCIAL MORTGAGE-BACKED SECURITIES.

Prepayment Lock Out:
98% OF LOAN CASH FLOWS ARE LOCKED OUT.

Original  Loan Principal:          $
Loan Principal at Cut-off:         $

Rating Agencies:                   STANDARD & POOR'S,
                                   MOODY'S INVESTOR SERVICE
                                   FITCH INVESTOR SERVICES
                                   DUFF & PHELPS

Cut-Off Date:                      MARCH ___,  1997

Closing Date:                      MARCH ___, 1997

First Payment Date:                APRIL ___, 1997

Scheduled Final Distribution:

Servicer:                         AMRESCO MGT, INC

Trustee:                          LASALLE NATIONAL BANK

Fiscal Agent:                     ABN AMRO BANK N.V.

Advancing:                        YES-THROUGH LIQUIDATION

Minimum Denomination:             $100,000


-----------------------------------------------------------------------------
NOMURA
[GRAPHIC OMITTED]
3/5/97
DIRECT3.DOC
______S-24
______S-8


Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein supersedes any prior Collateral and Term Sheet but will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predications or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
-----------------------------------------------------------------------------

--------------------------------------------------------------------------
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                          ASC 1997-D4 - $1,600,000,000
--------------------------------------------------------------------------
            STRUCTURAL & COLLATERAL TERM SHEET AS OF 3/5/97 12:44 PM
--------------------------------------------------------------------------

--------------------------------------------------------------------------




Delivery:                                             DTC,CEDEL,EUROCLEAR

Fixed Interest Rates:                                 8.63%WA; 7.58%-10.1%

Effective Maturity:                                   143WAM; 84-240 MOS.

Amortization:                                         308WA; 180-360 MOS.

AMORTIZATION CHARACTERISTICS:
Effective Balloon Loans:                              90% OF POOL
Balloon Loans:                                        4% OF  POOL
Fully Amortizing Loans:                               6% OF POOL

COLLATERAL BREAKDOWN:

Collateral:
140 FIXED RATE MORTGAGE LOANS SECURED BY 271 PROPERTIES LOCATED IN 34 STATES WITH THE LARGEST CONCENTRATIONS IN CALIFORNIA (19%), MASSACHUSETTS (11%) AND NEW YORK (7%).

Cross-collateralized pools:
o        37% OF THE POOL IS CONTAINED IN CROSS COLLATERALIZED POOLS.
o        19 LOANS RANGING IN SIZE FROM $5.6 MM TO $69.7 MM.


Single assets with a balance > $25 mm:
o        9 LOANS TOTALING 383,000,000
o        24% OF THE POOL
o        PROPERTIES INCLUDE TWO MULTIFAMILY PROPERTIES ($76 MM),
         TWO RETAIL PROPERTIES ($51 MM), TWO HOTELS ($113 MM) AND
         THREE OFFICE BUILDINGS ($133 MM).

Average property loan balance:                      $

Range of property loan balances:                    $825,000 - $70,000,000

LTV:                                                65% WA; 36%-79%
Based on appraisals completed within 12 months of issuance.


---------------------------------------------------
      LTV RANGE              % OF POOL
----------------------------------------------------
       < 49.9%                 3.9%
----------------------------------------------------
      50%-54.9%                8.5%
----------------------------------------------------
      55%-59.9%                10.1%
----------------------------------------------------
      60%-64.9%                24.6%
----------------------------------------------------
      65%-69.9%                18.4%
----------------------------------------------------
      70%-74.9%                29.6%
----------------------------------------------------
      75%-79.9%                4.7%
----------------------------------------------------
        TOTAL
----------------------------------------------------

Debt Service Coverage Ratio:        1.48X WA; 1.23 X - 2.05X
Based on underwritten Net Cash Flow derived from borrower provided financials.


----------------------------------------------------
        DSCR RANGE                % OF POOL
----------------------------------------------------
        1.2-1.299                    6.1%
----------------------------------------------------
        1.3-1.399                   28.8%
----------------------------------------------------
        1.4-1.499                   29.0%
----------------------------------------------------
        1.5-1.599                   15.6%
----------------------------------------------------
        1.6-1.699                    5.3%
----------------------------------------------------
        1.7-1.799                    4.7%
----------------------------------------------------
        1.8-1.899                    6.0%
----------------------------------------------------
        1.9-1.999                    3.5%
----------------------------------------------------
        2.0-2.099                    1.0%
----------------------------------------------------
          TOTAL                    100.00%
----------------------------------------------------



-----------------------------------------------------------------------------
NOMURA
[GRAPHIC OMITTED]
3/5/97
DIRECT3.DOC
______S-24
______S-8


Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein supersedes any prior Collateral and Term Sheet but will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predications or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
-----------------------------------------------------------------------------

--------------------------------------------------------------------------
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                          ASC 1997-D4 - $1,600,000,000
--------------------------------------------------------------------------
            STRUCTURAL & COLLATERAL TERM SHEET AS OF 3/5/97 12:44 PM
--------------------------------------------------------------------------

--------------------------------------------------------------------------




PROPERTY TYPE DIVERSIFICATION:


[GRAPHIC OMITTED]


Hotel          18%
Multifamily    15%
Other           5%
Retail         29%
Office         24%
MHP             4%
Industrial      5%




-----------------------------------------------------------------------------
NOMURA
[GRAPHIC OMITTED]
3/5/97
DIRECT3.DOC
______S-24
______S-8


Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein supersedes any prior Collateral and Term Sheet but will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predications or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
-----------------------------------------------------------------------------

--------------------------------------------------------------------------
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                          ASC 1997-D4 - $1,600,000,000
--------------------------------------------------------------------------
            STRUCTURAL & COLLATERAL TERM SHEET AS OF 3/5/97 12:44 PM
--------------------------------------------------------------------------

--------------------------------------------------------------------------





GEOGRAPHIC DISTRIBUTION:

[GRAPHIC OMITTED]


AL < 1%
AZ 2%
CA 19%
CT 2%
CO 4%
FL 4%
GA 2%
IA < 1%
ID < 1%
IL 1%
IN 5%
KY < 1%
LA < 1%
MA 11%
MD 5%
ME < 1%
MI 3%
MN < 1%
MO < 1%
MS < 1%
NC 4%
NE 1%
NH < 1%
NJ 5%
NV < 1%
NY 7%
OH 1%
OK < 1%
OR < 1%
PA 1%
RI < 1%
SC < 1%
TN < 1%
TX 2%
UT < 1%
VA 3%
WA < 1%
WI < 1%
WV 1%

 271 PROPERTIES
  34 STATES
   1 CAYMAN ISLAND PROPERTY



-----------------------------------------------------------------------------
NOMURA
[GRAPHIC OMITTED]
3/5/97
DIRECT3.DOC
______S-24
______S-8


Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein supersedes any prior Collateral and Term Sheet but will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predications or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
-----------------------------------------------------------------------------

--------------------------------------------------------------------------
NOMURA SECURITIES INTERNATIONAL, INC. (212) 667-1545
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                          ASC 1997-D4 - $1,600,000,000
--------------------------------------------------------------------------
            STRUCTURAL & COLLATERAL TERM SHEET AS OF 3/5/97 12:44 PM
--------------------------------------------------------------------------

--------------------------------------------------------------------------


BOND CLASS PAYDOWN:

[GRAPHIC OMITTED]


Date      A1-A      A1-B      A1-C      A1-D      A-2       A-3       A-4       A-5       A-6

1997      $         $         $         $         $         $         $         $         $
1998      $18.81    $         $         $         $         $         $         $         $
1999      $20.50    $         $         $         $         $         $         $         $
2000      $22.17    $         $         $         $         $         $         $         $
2001      $24.36    $         $         $         $         $         $         $         $
2002      $26.56    $         $         $         $         $         $         $         $
2003      $28.96    $         $         $         $         $         $         $         $
2004      $20.35    $94.51    $ 0.33    $         $         $         $         $         $
2005      $         $         $32.61    $         $         $         $         $         $
2006      $         $         $35.56    $         $         $         $         $         $
2007      $         $         $21.53    $710.43   $ 0.00    $         $         $         $
2008      $         $         $         $         $25.11    $         $         $         $
2009      $         $         $         $         $84.20    $73.08    $         $         $
2010      $         $         $         $         $         $ 8.46    $22.32    $         $
2011      $         $         $         $         $         $         $26.23    $         $
2012      $         $         $         $         $         $         $24.83    $81.54    $32.61
2013      $         $         $         $         $         $         $         $         $
2014      $         $         $         $         $         $         $         $         $
2015      $         $         $         $         $         $         $         $         $
2016      $         $         $         $         $         $         $         $         $
2017      $         $         $         $         $         $         $         $         $
2018      $         $         $         $         $         $         $         $         $
2019      $         $         $         $         $         $         $         $         $
2020      $         $         $         $         $         $         $         $         $
2021      $         $         $         $         $         $         $         $         $
2022      $         $         $         $         $         $         $         $         $
2023      $         $         $         $         $         $         $         $         $
2024      $         $         $         $         $         $         $         $         $
2025      $         $         $         $         $         $         $         $         $
2026      $         $         $         $         $         $         $         $         $
2027      $         $         $         $         $         $         $         $         $
2028      $         $         $         $         $         $         $         $         $

-----------------------------------------------------------------------------
NOMURA
[GRAPHIC OMITTED]
3/5/97
DIRECT3.DOC
______S-24
______S-8

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein supersedes any prior Collateral and Term Sheet but will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predications or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
-----------------------------------------------------------------------------

                                                                 ANNEX A

                             LOAN CHARACTERISTICS


        Loan Name                                    Property Name                            Property Type
Woodland Park Investments Co.              Woodland Park Retirement                               ASLV
Prime Retail II                            Oak Creek Factory Outlets                              FACT
Prime Retail II                            Bed Factory Outlets                                    FACT
Prime Retail II                            Coeur D'Alene Factory Outlets                          FACT
Best Western-Jacksonville                  Best Western - Jacksonville                            HOTL
Comfort Inn - Castaic                      Comfort Inn - Castaic                                  HOTL
Country Hearth Inn - Orlando               Country Hearth Inn - Orlando                           HOTL
Diamond Inn                                Diamond Inn                                            HOTL
Econolodge Arizona                         Econolodge Arizona                                     HOTL
Holiday Inn - Alexandria                   Holiday Inn - Alexandria                               HOTL
Holiday Inn Express Hotel - East Haven     Holiday Inn Express Hotel - East Haven                 HOTL
Holiday Inn New Orleans                    Holiday Inn New Orleans                                HOTL
Hudson Hotels                              Fairfield Inn - Albany                                 HOTL
Hudson Hotels                              EconoLodge - Canandaigua                               HOTL
Hudson Hotels                              Fairfield Inn - Cary                                   HOTL
Hudson Hotels                              Fairfield Inn - Charleston                             HOTL
Hudson Hotels                              Cricket Inn - Charlotte                                HOTL
Hudson Hotels                              Fairfield Inn - Columbia                               HOTL
Hudson Hotels                              Seagate Hotel                                          HOTL
Hudson Hotels                              Cricket Inn - Durham-Duke                              HOTL
Hudson Hotels                              Fairfield Inn - Durham RTP                             HOTL
Hudson Hotels                              Comfort Inn - Jamestown                                HOTL
Hudson Hotels                              Brookwood Inn - Pittsford                              HOTL
Hudson Hotels                              Cricket Inn - Raleigh                                  HOTL
Hudson Hotels                              Fairfield Inn - Richmond                               HOTL
Hudson Hotels                              Comfort Inn - Rochester                                HOTL
Hudson Hotels                              Fairfield Inn - Wilmington                             HOTL
Hudson Hotels                              Fairfield Inn - Statesville                            HOTL
Inn at Manchester                          Clarion Suites Inn                                     HOTL
Knights Inn-Maumee                         Knights Inn-Maumee                                     HOTL
Ramada Inn - Nashville                     Ramada Inn - Nashville                                 HOTL
Ramada Inn Bossier                         Ramada Inn Bossier                                     HOTL
Residence Inn-Gainesville                  Residence Inn - Gainsville                             HOTL
Residence Inn-Herndon                      Residence Inn - Herndon                                HOTL
Tramz                                      Holiday Inn - Carrier Circle                           HOTL
Tramz                                      Holiday Inn - Airport                                  HOTL
Cleveland Industrial Portfolio             Berea Road                                             IND
Cleveland Industrial Portfolio             6200 Harvard                                           IND
Cleveland Industrial Portfolio             Babbitt Road                                           IND
Cleveland Industrial Portfolio             Stones Levee                                           IND
Cleveland Industrial Portfolio             Eddy Road                                              IND
Cleveland Industrial Portfolio             East 34th Street                                       IND
Cleveland Industrial Portfolio             Grant                                                  IND
Cleveland Industrial Portfolio             Industrial Parkway                                     WARE
2 St. Marks/Greystone                      Greystone                                              MF
2 St. Marks/Greystone                      St. Marks                                              MF
Candlelite Apartments                      Candlelite Apartments                                  MF
Decker Building                            Decker Building                                        MF
El Camino Apts.                            El Camino Real Apartments                              MF
Emory Arms Apartments                      Emory Arms Apartments                                  MF
Fairdale Apartments                        Fairdale Apartments                                    MF

                                                                                                                        No. of
        Loan Name                             Address                            City             State      Zip       of Units
Woodland Park Investments Co.           21200 Ventura Blvd.                  Woodland Hills         CA      91634         250
Prime Retail II                         6601-6657 Hwy. 179                   Sedona                 AZ      86351      82,062
Prime Retail II                         61330 Highway 97                     Bend                   OR      97702      96,895
Prime Retail II                         3900 Riverbend Ave                   Post Falls             ID      83854     179,125
Best Western-Jacksonville               300 N. Park Avenue                   Orange Park            FL      32073         201
Comfort Inn - Castaic                   31558 Castaic Rd                     Castaic                CA      91384         120
Country Hearth Inn - Orlando            9861 International Drive             Orlando                FL      32819         150
Diamond Inn                             1009 South Main Street               Salt Lake City         UT      84111          62
Econolodge Arizona                      121 S. Lake Powell Blvd.             Page                   AZ      86040          63
Holiday Inn - Alexandria                480 King Street                      Alexandria             VA      22314         227
Holiday Inn Express Hotel - East Haven  30 Frontage Road                     East Haven             CT      06511
Holiday Inn New Orleans                 100 West Bank Expressway             Gretna                 LA      70053         308
Hudson Hotels                           2586 N. Slappey Blvd.                Albany                 GA      31701         122
Hudson Hotels                           170 Eastern Blvd                     Canandaigua            NY      14424          65
Hudson Hotels                           1716 Walnut St.                      Cary                   NC      27511         125
Hudson Hotels                           7415 Northside Dr                    Charleston             NC      29420         119
Hudson Hotels                           1200 W Sugar Creek Rd.               Charlotte              NC      28213         132
Hudson Hotels                           8104 Two Notch Rd.                   Columbia               SC      29223         129
Hudson Hotels                           400 So. Ocean Blvd                   Delray Beach           FL      33483          70
Hudson Hotels                           2306 Elba St.                        Durham                 NC      27705         150
Hudson Hotels                           4507 NC Highway 55                   Durham                 NC      27713          96
Hudson Hotels                           2800 N. Main St. Ext                 Jamestown              NY      14701         101
Hudson Hotels                           800 Pittsford-Victor Rd              Pittsford              NY      14534         108
Hudson Hotels                           3201 Wake Forest Rd                  Raleigh                NC      27609         149
Hudson Hotels                           7300 W Broad St                      Richmond               VA      23294         124
Hudson Hotels                           1501 Ridge Rd West                   Rochester              NY      14615          83
Hudson Hotels                           4926 Market St.                      Wilmington             NC      28403         120
Hudson Hotels                           1503 E. Broad St                     Statesville            NC      28677         118
Inn at Manchester                       191 Spencer Street                   Manchester             CT      06040         104
Knights Inn-Maumee                      1520 South Hollan/Sylvania Road      Maumee                 OH      43537         161
Ramada Inn - Nashville                  837 Briley Parkway                   Nashville              TN      37217         144
Ramada Inn Bossier                      750 Isle of Capri Blvd.              Bossier                LA      71111         244
Residence Inn-Gainesville               4001 SW 13th St                      Gainesville            FL      32608          80
Residence Inn-Herndon                   315 Elden Street                     Herndon                VA      22070         168
Tramz                                   6501 College Drive                   East Syracuse          NY      13057         203
Tramz                                   6701 Buckley Road                    North Syracuse         NY      13212         187
Cleveland Industrial Portfolio          10408-10750 Berea Road               Lakewood               OH      44102     236,066
Cleveland Industrial Portfolio          6200 Harvard Avenue                  Cleveland              OH      44105     123,095
Cleveland Industrial Portfolio          1261-1267 Babbitt Road               Euclid                 OH      44132     103,412
Cleveland Industrial Portfolio          401-607 Stones Levee                 Cleveland              OH      44113      81,790
Cleveland Industrial Portfolio          341-353 Eddy Road                    Cleveland              OH                142,026
Cleveland Industrial Portfolio          2912-2972 East 34th Street           Cleveland              OH      44115     141,287
Cleveland Industrial Portfolio          5207-5215 Grant Avenue               Cleveland              OH      44125      76,000
Cleveland Industrial Portfolio          1261 Industrial Parkway              Brunswick              OH      44212      84,636
2 St. Marks/Greystone                   7585 Ingram Road                     San Antonio            TX      78232         572
2 St. Marks/Greystone                   37 St. Marks Place                   New York               NY      10003      19,243
Candlelite Apartments                   700 Candelite Ct.                    Fort Wayne             IN      46807         130
Decker Building                         33 Union Square West                 New York               NY      10003          18
El Camino Apts.                         1600 Tamarack                        McAllen                TX      78501         135
Emory Arms Apartments                   1295 E. Rock Spr. Rd.                Atlanta                GA      30306          60
Fairdale Apartments                     6600 Fairdale                        San Antonio            TX      78218         220

        Loan Name                            Unit Type      DSCR         Loan Amount      Appr Value     Year Built
Woodland Park Investments Co.                   beds        1.69        $2,712,000.00    7,500,000.00       1974
Prime Retail II                                  sf         1.40        $7,100,000.00   12,300,000.00
Prime Retail II                                  sf         1.40        $8,000,000.00   13,000,000.00
Prime Retail II                                  sf         1.40       $11,900,000.00   18,700,000.00       1991
Best Western-Jacksonville                       rooms       1.41        $4,100,000.00    6,500,000.00       1974
Comfort Inn - Castaic                           rooms       1.45        $3,000,000.00    4,725,000.00       1988
Country Hearth Inn - Orlando                    rooms       1.50        $4,600,000.00    7,700,000.00       1985
Diamond Inn                                     rooms       1.62        $2,100,000.00    3,600,000.00       1995
Econolodge Arizona                              rooms                   $1,200,000.00    2,000,000.00
Holiday Inn - Alexandria                        rooms       1.80       $15,000,000.00   30,000,000.00       1974
Holiday Inn Express Hotel - East Haven                      1.67        $1,500,000.00    3,300,000.00       1963
Holiday Inn New Orleans                         rooms       1.45       $11,990,000.00   16,300,000.00       1972
Hudson Hotels                                   rooms       1.50        $2,215,000.00    4,100,000.00       1982
Hudson Hotels                                   rooms       1.50        $1,350,000.00    2,200,000.00       1984
Hudson Hotels                                   rooms       1.50        $3,935,000.00    6,200,000.00       1986
Hudson Hotels                                   rooms       1.50        $3,185,000.00    5,500,000.00       1985
Hudson Hotels                                   rooms       1.50        $2,340,000.00    4,700,000.00       1989
Hudson Hotels                                   rooms       1.50        $3,365,000.00    5,100,000.00       1988
Hudson Hotels                                   rooms       1.50        $7,395,000.00   10,700,000.00       1948
Hudson Hotels                                   rooms       1.50        $6,090,000.00    8,700,000.00       1985
Hudson Hotels                                   rooms       1.50        $3,130,000.00    5,100,000.00       1986
Hudson Hotels                                   rooms       1.50        $3,000,000.00    5,000,000.00       1985
Hudson Hotels                                   rooms       1.50        $4,510,000.00    7,900,000.00       1987
Hudson Hotels                                   rooms       1.50        $2,775,000.00    4,700,000.00       1984
Hudson Hotels                                   rooms       1.50        $4,375,000.00    6,400,000.00       1987
Hudson Hotels                                   rooms       1.50        $2,275,000.00    3,800,000.00       1987
Hudson Hotels                                   rooms       1.50        $3,545,000.00    6,100,000.00       1985
Hudson Hotels                                   rooms       1.50        $2,515,000.00    4,500,000.00       1985
Inn at Manchester                               rooms       1.47        $5,100,000.00    7,500,000.00       1991
Knights Inn-Maumee                              rooms       1.82        $1,925,000.00    3,100,000.00       1986
Ramada Inn - Nashville                          rooms       1.54        $2,300,000.00    4,300,000.00       1978
Ramada Inn Bossier                              rooms       2.05        $3,800,000.00    6,810,000.00       1968
Residence Inn-Gainesville                       rooms       1.46        $3,925,000.00    5,500,000.00       1986
Residence Inn-Herndon                           rooms       1.46       $13,500,000.00   20,000,000.00       1988
Tramz                                           rooms       1.48        $6,640,500.00   12,000,000.00       1967
Tramz                                           rooms       1.48        $5,009,500.00    9,300,000.00       1967
Cleveland Industrial Portfolio                   sf         1.49        $1,681,513.44    2,335,000.00       1905
Cleveland Industrial Portfolio                   sf         1.49        $1,753,525.38    2,080,000.00       1925
Cleveland Industrial Portfolio                   sf         1.49          $482,825.61      825,000.00       1917
Cleveland Industrial Portfolio                   sf         1.49          $604,236.24    1,055,000.00       1905
Cleveland Industrial Portfolio                   sf         1.49        $1,106,787.27    1,595,000.00       1918
Cleveland Industrial Portfolio                   sf         1.49        $1,599,085.34    2,380,000.00       1939
Cleveland Industrial Portfolio                   sf         1.49          $953,631.50    1,035,000.00       1930
Cleveland Industrial Portfolio                   sf         1.49          $518,395.22    1,640,000.00       1976
2 St. Marks/Greystone                                       1.33       $11,967,093.20   16,000,000.00       1984
2 St. Marks/Greystone                            sf         1.33        $3,420,815.43    5,350,000.00       1912
Candlelite Apartments                           units       1.46        $2,800,000.00    3,750,000.00       1972
Decker Building                                 units       1.49        $6,500,000.00   10,000,000.00       1893
El Camino Apts.                                 units       1.60        $1,775,000.00    2,800,000.00       1972
Emory Arms Apartments                           units       1.49        $1,500,000.00    2,300,000.00       1968
Fairdale Apartments                             units       1.82        $1,500,000.00    3,000,000.00       1968

Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant Information relating to the securities and collateral described herein, particularly with respect to the risks and special consideration associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be fully described in, and will be fully superseded by the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristic of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as an agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the Issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

        Loan Name                                    Property Name                            Property Type
Hidden Meadow                              Hidden Meadows Apartments                              MF
Kessler Garden Apartments                  Kessler Garden Apartments                              MF
Knollwood Village Apartments               Knollwood Village Apartments                           MF
Lakeside Village                           Lakeside Village                                       MF
Marina                                     Marina Harbor Apts and Anchorage                       MF
Park Isle Club Apartments                  Park Isle Club Apartments                              MF
Senate/Virginian Apartments                Senate House and Virginian                             MF
Slauson Apts.                              Slauson Apartments                                     MF
Tiffany Bay Apartments                     Tiffany Bay Clear Lake                                 MF
Bakerview  MHP                             Bakerview  MHP                                         MHP
Key RV Park                                Key RV Park                                            MHP
Lincoln MHP                                Lincoln MHP                                            MHP
Michigan Trailer Park                      Michigan Trailer Park                                  MHP
North Acres Mobile Home Park               North Acres Mobile Home Park                           MHP
Trainer Hill MHP                           Trainer Hill MHP                                       MHP
Village Park MHP                           Village Park MHP                                       MHP
Western Palms                              Western Palms                                          MHP
Alden Terrace Investments LP               Alden Terrace                                          NURS
Aspen Care Center                          Aspen Care Center                                      NURS
Buena/Leisure Nursing                      Buena Ventura Care Center                              NURS
Buena/Leisure Nursing                      Leisure Glen                                           NURS
Hamilton Park Health Care Center           Hamilton Park Health Care Center                       NURS
Longwood Manor Investments LP              Longwood Manor                                         NURS
Madison House                              Madison House                                          NURS
Magnolia-Western Investments, LP           Magnolia Gardens                                       NURS
Magnolia-Western Investments, LP           Western Convalescent                                   NURS
View Park                                  View Park                                              NURS
14 Walkup Drive                            14 Walkup Drive                                        OFFC
140 Allen                                  140 Allen                                              OFFC
5 & 7 East 17th Street                     5 & 7 East 17th Street                                 OFFC
6000 Metro Drive                           6000 Metro Drive                                       OFFC
Airport Commerce Center                    Airport Commerce Center                                OFFC
Alzina Office Complex                      Alzina Office Complex                                  OFFC
Anza Corporate Center                      Anza Corporate Center                                  OFFC
Creekside Business Mall Office Bldg        Creekside Business Mall Office Bldg                    OFFC
Durham-One Ethel Rd                        Durham Center Condominium III (aka One Ethel Road)     OFFC
Equitable of Iowa Building                 Equitable of Iowa Building                             OFFC
First National Bank Building               First National Bank Building                           OFFC
Heritage Bank Blding                       Heritage Bank Blding                                   OFFC
Kendall Square                             Athenaeum House                                        OFFC
Kendall Square                             Phase I                                                OFFC
Kendall Square                             Phase II                                               OFFC
Montague Park Tech Center                  Montague Park Tech Center (Bullock)                    OFFC
National Bank of California                National Bank of California                            OFFC
Planet Pacific Building                    Planet Pacific Building                                OFFC
Saracen                                    Norfolk                                                OFFC
Saracen                                    Dedham Place                                           OFFC
Saracen                                    128 Technology Center                                  OFFC
Saracen                                    201 University                                         OFFC
Saracen                                    7-57 Wells Avenue                                      OFFC
Saracen                                    Wells Research                                         OFFC

                                                                                                                        No. of
        Loan Name                             Address                            City             State      Zip       of Units
Hidden Meadow                           5959 Wurzbach                        San Antonio            TX      78238         159
Kessler Garden Apartments               5480 N. Michigan Rd.                 Indianapolis           IN      46228
Knollwood Village Apartments            2130 E. Hill                         Grand Blanc            MI      48439         648
Lakeside Village                        4170 Spring Lake Drive               San Leandro            CA      94578         608
Marina                                  4500 Via Marina                      Marina del Rey         CA      90292         846
Park Isle Club Apartments               790 73rd Street                      Miami Beach            FL      33141         100
Senate/Virginian Apartments             935 & 965 Cottage Grove              Las Vegas              NV      89119         130
Slauson Apts.                           4707-41 Slauson Ave                  Los Angeles            CA      90001          72
Tiffany Bay Apartments                  1605 Tiffany Court                   Houston                TX      77058          46
Bakerview  MHP                          505 West Bakerview                   Bellingham             WA      98226         125
Key RV Park                             6099 Overseas Highway                Marathon               FL      33050         217
Lincoln MHP                             10301 And 10315 W. Greenfield        West Allis             WI      53214         200
Michigan Trailer Park                   3140 W. Osborne                      Phoenix                AZ      85017         151
North Acres Mobile Home Park            302 E. "N" Street                    Yakima                 WA      98901         114
Trainer Hill MHP                        4300 West Ninth Street               Trainer                PA      19013         102
Village Park MHP                        724 Creek Ridge Road                 Greensboro             NC      27406         241
Western Palms                           500 North 67th Ave.                  Phoenix                AZ      85043         305
Alden Terrace Investments LP            1240 Hoover Street                   Los Angeles            CA      90006         210
Aspen Care Center                       2325 Madison Avenue                  Ogden                  UT      84401          72
Buena/Leisure Nursing                   1016 S. Record Ave                   Los Angeles            CA      90023
Buena/Leisure Nursing                   1505 Colby Drive                     Glendale               CA
Hamilton Park Health Care Center        525 Monmouth Street                  Jersey City            NJ      07302         250
Longwood Manor Investments LP           4853 W. Washington Blvd.             Los Angeles            CA      90016         198
Madison House                           34 Wildwood Avenue                   Madison                CT      06443          90
Magnolia-Western Investments, LP        17922 San Fernando Mission           Granada Hills          CA      91604          99
Magnolia-Western Investments, LP        2190 W. Adams Blvd.                  Los Angeles            CA      90018         129
View Park                               3737 Don Felipe Drive                Los Angeles            CA      90008          99
14 Walkup Drive                         14 Walkup Drive                      Westborough            MA
140 Allen                               140 Allen Road                       Bernards Township      NJ      07936      62,250
5 & 7 East 17th Street                  5-7 East 17th Street                 New York               NY      10017
6000 Metro Drive                        6000 Metro Drive                     Baltimore              MD      21215      78,971
Airport Commerce Center                 16126 Sherman Way                    Van Nuys               CA      91406      41,330
Alzina Office Complex                   100 North First St.                  Springfield            IL      62705     256,513
Anza Corporate Center                   433 Airport Blvd.                    Burlingame             CA      94010      65,553
Creekside Business Mall Office Bldg     1475 Bascom Avenue                   Campbell               CA      95008      49,965
Durham-One Ethel Rd                     One Ethel Road                       Edison                 NJ      08817
Equitable of Iowa Building              604 Locust Street                    Des Moines             IA      50309     217,638
First National Bank Building            107 St. Francis Street               Mobile                 AL
Heritage Bank Blding                    1313 Dolley Madison                  McLean                 VA      22101      52,992
Kendall Square                          215 1st Street                       Cambridge              MA      02142     310,887
Kendall Square                          One Kendall Square                   Cambridge              MA      21412     221,360
Kendall Square                          1 Kendall Sq. Phase 2                Cambridge              MA      21412     238,648
Montague Park Tech Center               Junction Avenue                      San Jose               CA      95134     417,532
National Bank of California             145 S. Fairfax Ave.                  Los Angeles            CA      90036      54,669
Planet Pacific Building                 27405 Puerta Real                    Mission Viejo          CA      92691
Saracen                                 333 Elm Street                       Dedham                 MA      02026      48,068
Saracen                                 East St & Allied Dr                  Dedham                 MA      02026     162,300
Saracen                                 125 Roberts Road                     Waltham                MA      02154     217,500
Saracen                                 201 University Ave.                  Westwood               MA      02090      82,000
Saracen                                 7-57 Wells Avenue                    Newton                 MA      02159      88,400
Saracen                                 75-85-95 Wells Ave.                  Newton                 MA      02159     238,911

        Loan Name                            Unit Type      DSCR         Loan Amount      Appr Value     Year Built
Hidden Meadow                                   units       1.71        $1,350,000.00    2,600,000.00       1975
Kessler Garden Apartments                                   1.27        $1,950,000.00    2,700,000.00       1966
Knollwood Village Apartments                    units       1.39       $20,000,000.00   25,250,000.00       1970
Lakeside Village                                units       1.39       $25,000,000.00   33,690,000.00       1972
Marina                                          units       1.34       $51,000,000.00   70,000,000.00       1962
Park Isle Club Apartments                       units       1.29        $1,700,000.00    2,250,000.00       1958
Senate/Virginian Apartments                     units       1.45        $2,200,000.00    3,390,000.00       1972
Slauson Apts.                                   units       1.35        $1,777,000.00    2,250,000.00       1964
Tiffany Bay Apartments                          units       1.28        $1,900,000.00    2,400,000.00       1981
Bakerview  MHP                                  pads                    $1,800,000.00    2,800,000.00       1975
Key RV Park                                     pads        1.56        $2,500,000.00    3,670,000.00       1976
Lincoln MHP                                     pads                    $4,150,000.00    5,300,000.00       1952
Michigan Trailer Park                           pads        1.29        $1,385,000.00    1,860,000.00       1950
North Acres Mobile Home Park                    pads        1.54        $1,012,000.00    1,750,000.00       1961
Trainer Hill MHP                                pads                    $1,000,000.00    1,700,000.00       1951
Village Park MHP                                pads                    $2,800,000.00    4,400,000.00       1972
Western Palms                                   pads                    $4,820,000.00    6,500,000.00       1973
Alden Terrace Investments LP                    beds        2.05        $4,747,000.00    8,000,000.00       1961
Aspen Care Center                               beds        1.53        $2,200,000.00    3,500,000.00       1963
Buena/Leisure Nursing                                       1.66        $2,886,252.70    4,300,000.00       1967
Buena/Leisure Nursing                                       1.66        $2,733,747.30    4,100,000.00
Hamilton Park Health Care Center                beds        1.50       $14,700,000.00   21,000,000.00       1989
Longwood Manor Investments LP                   beds        1.71        $4,578,000.00    6,500,000.00       1965
Madison House                                   beds        1.63        $6,750,000.00   11,000,000.00       1994
Magnolia-Western Investments, LP                beds        1.82        $3,300,000.00    4,800,000.00       1963
Magnolia-Western Investments, LP                beds        1.82        $2,500,000.00    5,000,000.00       1969
View Park                                       beds        1.71        $2,675,000.00    4,800,000.00       1964
14 Walkup Drive                                                         $3,480,000.00    5,300,000.00
140 Allen                                        sf         1.37        $6,000,000.00   11,250,000.00       1983
5 & 7 East 17th Street                                      1.51        $4,725,000.00    7,400,000.00       1920
6000 Metro Drive                                 sf         1.43        $4,717,500.00    7,500,000.00       1987
Airport Commerce Center                                     1.24        $1,870,000.00    2,800,000.00       1990
Alzina Office Complex                                       1.35       $14,066,000.00   20,700,000.00       1974
Anza Corporate Center                            sf         1.25        $3,500,000.00    6,500,000.00       1972
Creekside Business Mall Office Bldg              sf         1.36        $3,100,000.00    4,445,000.00       1979
Durham-One Ethel Rd                                         1.70        $2,175,000.00    4,100,000.00       1975
Equitable of Iowa Building                       sf         1.49        $5,200,000.00    7,300,000.00       1924
First National Bank Building                                1.51        $8,407,000.00   12,557,000.00       1966
Heritage Bank Blding                             sf         1.34        $2,922,000.00    4,700,000.00       1976
Kendall Square                                   sf         1.40       $69,700,000.00   29,000,000.00       1895
Kendall Square                                   sf         1.40                        27,700,000.00       1900
Kendall Square                                   sf         1.40                        41,800,000.00       1930
Montague Park Tech Center                        sf         1.27       $33,000,000.00   54,000,000.00       1985
National Bank of California                                 1.27        $4,125,000.00    5,500,000.00       1984
Planet Pacific Building                                     1.70        $1,700,000.00    3,050,000.00       1983
Saracen                                          sf         1.42        $3,093,152.00    5,100,000.00       1984
Saracen                                          sf         1.42       $14,148,837.00   25,400,000.00       1987
Saracen                                          sf         1.42       $17,666,917.00   32,800,000.00       1986
Saracen                                          sf         1.42        $7,656,783.00   12,200,000.00       1970
Saracen                                          sf         1.42        $6,937,010.00   11,300,000.00       1982
Saracen                                          sf         1.42       $19,497,301.00   35,600,000.00       1970

Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant Information relating to the securities and collateral described herein, particularly with respect to the risks and special consideration associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be fully described in, and will be fully superseded by the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristic of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as an agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the Issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

        Loan Name                                    Property Name                            Property Type
Tech Center 29                             Tech Center 29                                         OFFC
The Diamondhead Building                   The Diamondhead Building                               OFFC
Two Gateway Center                         Two Gateway Center                                     OFFC
American Plaza Shopping Center             American Plaza Shopping Center                         RETL
Arvada Plaza                               Arvada Plaza                                           RETL
Asian Gardens                              Asian Gardens                                          RETL
Barstow Plaza                              Barstow Plaza                                          RETL
Burlington Square                          Burlington Square                                      RETL
Burnham Pacific                            Valley Central                                         RETL
Burnham Pacific1                           Puente Hills                                           RETL
Clematis Corridor Portfolio                Clematis Corridor Portfolio                            RETL
Danvers Crossing Shopping Center           Danvers Crossing Shopping Center                       RETL
Davol Square Jewelry Mart                  Davol Square Jewelry Mart                              RETL
Del Mar                                    Delmar Retail Center                                   RETL
Englar Shopping Center                     Englar Shopping Center                                 RETL
Hocking Mall Shopping Center               Hocking Mall Shopping Center                           RETL
Lincoln Park Center                        Barstow                                                RETL
M & H                                      How 'Bout Arden                                        RETL
M & H                                      Bethard Square                                         RETL
M & H                                      LaHabra Marketplace                                    RETL
Old Town Square                            Old Town Square                                        RETL
Outlets Limited Mall                       The Lab                                                RETL
Plaza Reyes Adobe Retail Center            Plaza Reyes Adobe Retail Center                        RETL
Plymouth Mall                              Plymouth Mall                                          RETL
Pocono Green Shopping Center               Pocono Green Shopping Center                           RETL
Saunders Plaza                             Saunders Plaza                                         RETL
South Dekalb Mall                          South Dekalb Mall                                      RETL
Sunwest                                    Sunwest 1-80                                           RETL
Tampa Plaza Shopping Plaza                 Tampa Plaza Shopping Plaza                             RETL
The Lab                                    The Lab                                                RETL
The Plaza Burr Corners I & II              Plaza at Burr Corners I&II                             RETL
Washington Square Shopping Center          Washington Square Shopping Center                      RETL
Winston Village                            Winston Village                                        RETL
                                                                                                  CC
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  HOTL
                                                                                                  IND
                                                                                                  IND

                                                                                                                        No. of
        Loan Name                             Address                            City             State      Zip       of Units
Tech Center 29                          12200 Tech Road                      Silver Spring          MD      20904      55,797
The Diamondhead Building                200 Sheffield Street                 Mountainside           NJ      07092     100,750
Two Gateway Center                      283-299 Market St.                   Newark                 NJ      07102     738,201
American Plaza Shopping Center          701 Galvin Road                      Bellevue               NE      68005      45,265
Arvada Plaza                            9212-9588 West 58th Ave.             Arvada                 CO      85704     152,621
Asian Gardens                           9200 Bolsa Av                        Westminster            CA      92683     111,824
Barstow Plaza                           901 Armory Road                      Barstow                CA      92311      39,412
Burlington Square                       Middlesex Turnpike                   Burlington             MA      01803      86,290
Burnham Pacific                         44655 Vly Cntral Wy                  Lancaster              CA      93536     480,092
Burnham Pacific1                        17525-18271 Gale                     City of Industry       CA      91748     516,538
Clematis Corridor Portfolio             218-230 & 330 Clematis Rd.           Palm Beach             FL      33401      64,662
Danvers Crossing Shopping Center        8-10 Newbury St                      Danvers                MA      01923     175,733
Davol Square Jewelry Mart               3 Davol Square                       Providence             RI                 81,284
Del Mar                                 7154 Beracasa Way                    Boca Raton             FL                153,525
Englar Shopping Center                  MD Rte 140/Englar Road               Westminster            MD      21157     123,909
Hocking Mall Shopping Center            County Road 33A & S.R. 664           Logan                  OH      43138
Lincoln Park Center                     3600 Fort Street                     Lincoln Park           MI      48146     175,679
M & H                                   2100 Arden Way                       Sacramento             CA      95825     164,909
M & H                                   301-342 West Olive Avenue            Madera                 CA      93638      92,988
M & H                                   1500-1900 Imperial Hwy               La Habra               CA      90631     392,443
Old Town Square                         Mountain & College                   Fort Collins           CO      80524     106,665
Outlets Limited Mall                    3750 Venture Drive                   Duluth                 GA      30136     170,886
Plaza Reyes Adobe Retail Center         30313 Canwood St                     Agoura Hills           CA      91301
Plymouth Mall                           2700 Plymouth Rd.                    Ann Arbor              MI      48104      86,038
Pocono Green Shopping Center            Midlothian Turnpike                  Richmond               VA      23235      44,005
Saunders Plaza                          4533 MacArthur Blvd                  Newport Beach          CA      92660      34,122
South Dekalb Mall                       2801 Candler Road                    Decatur                GA      30034     328,078
Sunwest                                                                      Various
Tampa Plaza Shopping Plaza              8951 Tampa Avenue                    Los Angeles            CA      91311
The Lab                                 2930 Bristol Street                  Costa Mesa             CA      92626      31,165
The Plaza Burr Corners I & II           1129 Tolland Tpk.                    Manchester             CT      06040     271,134
Washington Square Shopping Center       1111 E. Washington Ave.              Escondido              CA      92025      56,845
Winston Village                         2055 N. Perris Blvd.                 Perris                 CA      92571
                                                                             Riverview              MI
                                                                             Needles                CA
                                                                             Providence             RI
                                                                             Bluefield              WV
                                                                             Woodbridge             VA
                                                                             Chesapeake             VA
                                                                             Richmond               VA
                                                                             Wytheville             VA
                                                                             Fredericksburg         VA
                                                                             South Kingstown        RI
                                                                             Bennetsville           SC
                                                                             Columbus               OH
                                                                             Livermore              CA
                                                                             Grand Cayman Island
                                                                             Indianapolis           IN
                                                                             Mishawaka              IN
                                                                             South Bend             IN

        Loan Name                            Unit Type      DSCR         Loan Amount      Appr Value     Year Built
Tech Center 29                                   sf         1.43        $4,550,000.00    6,900,000.00       1988
The Diamondhead Building                         sf         1.37        $3,500,000.00    6,600,000.00       1971
Two Gateway Center                               sf         1.84       $34,500,000.00   53,650,000.00       1972
American Plaza Shopping Center                   sf         1.27        $2,150,000.00    3,400,000.00       1986
Arvada Plaza                                     sf         1.38        $2,900,000.00    5,500,000.00       1964
Asian Gardens                                    sf         1.31       $24,375,000.00   36,900,000.00       1987
Barstow Plaza                                    sf         1.52        $2,223,000.00    3,600,000.00       1982
Burlington Square                                sf         1.32       $14,664,000.00   21,300,000.00       1992
Burnham Pacific                                  sf         1.65       $25,400,000.00   42,200,000.00       1988
Burnham Pacific1                                 sf         1.72       $33,100,000.00   61,000,000.00       1986
Clematis Corridor Portfolio                      sf         1.32        $3,510,000.00    5,800,000.00       1920
Danvers Crossing Shopping Center                 sf         1.40       $13,670,000.00   19,300,000.00       1989
Davol Square Jewelry Mart                        sf         1.60        $4,500,000.00    6,800,000.00       1875
Del Mar                                          sf         1.33       $12,500,000.00   16,400,000.00       1982
Englar Shopping Center                           sf         1.39        $5,535,000.00    7,700,000.00       1987
Hocking Mall Shopping Center                                1.27        $1,963,000.00    3,400,000.00       1978
Lincoln Park Center                              sf         1.30        $5,900,000.00    8,200,000.00       1955
M & H                                            sf         1.91       $11,465,239.00   21,000,000.00       1988
M & H                                            sf         1.91        $1,400,585.00    4,500,000.00       1968
M & H                                            sf         1.91       $15,884,176.00   33,900,000.00       1960
Old Town Square                                             1.37        $3,750,000.00    6,100,000.00       1984
Outlets Limited Mall                             sf         1.97        $5,000,000.00   11,000,000.00       1986
Plaza Reyes Adobe Retail Center                             1.35        $3,350,000.00    4,550,000.00       1987
Plymouth Mall                                    sf         1.37        $3,950,000.00    6,000,000.00       1966
Pocono Green Shopping Center                     sf         1.32        $3,000,000.00    4,100,000.00       1986
Saunders Plaza                                   sf         1.34        $2,980,000.00    4,250,000.00       1966
South Dekalb Mall                                sf         1.41       $21,845,301.00   30,000,000.00       1970
Sunwest                                                                $49,500,000.00
Tampa Plaza Shopping Plaza                                  1.41       $12,000,000.00   19,000,000.00       1975
The Lab                                          sf         1.37        $4,075,000.00    5,750,000.00       1955
The Plaza Burr Corners I & II                    sf         1.32       $12,305,000.00   17,000,000.00       1966
Washington Square Shopping Center                sf         1.23        $3,476,000.00    5,000,000.00       1978
Winston Village                                             1.34        $3,375,000.00    4,700,000.00       1990
                                                beds                    $3,500,000.00
                                                rooms                   $1,800,000.00
                                                                        $3,955,000.00
                                                rooms                     $586,388.00
                                                rooms                   $2,116,322.00
                                                rooms                     $636,597.00
                                                rooms                     $274,536.00
                                                rooms                   $1,207,509.00
                                                rooms                   $1,518,792.00
                                                                        $1,200,000.00
                                                rooms                   $1,430,000.00
                                                rooms                   $9,600,000.00
                                                                        $6,060,000.00
                                                rooms                  $70,000,000.00
                                                rooms                  $43,700,000.00
                                                 sf                     $3,083,251.62
                                                 sf                     $2,290,794.76

Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant Information relating to the securities and collateral described herein, particularly with respect to the risks and special consideration associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be fully described in, and will be fully superseded by the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristic of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as an agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the Issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

        Loan Name                                    Property Name                            Property Type
                                                                                                  IND
                                                                                                  IND
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MF
                                                                                                  MHP
                                                                                                  MHP
                                                                                                  MHP
                                                                                                  MHP
                                                                                                  MHP
                                                                                                  MHP
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  OFFC
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  RETL
                                                                                                  WARE
                                                                                                  WARE

                                                                                                                        No. of
        Loan Name                             Address                            City             State      Zip       of Units
                                                                             South Bend             IN
                                                                             Nashville              TN
                                                                             Greeley                CO
                                                                             Fort Collins           CO
                                                                             East Hartford          CT
                                                                             Brooklyn               NY
                                                                             Nashville              TN
                                                                             Rolling Meadows        IL
                                                                             Mishawaka              IN
                                                                             Columbus               OH
                                                                             Bellingham             WA
                                                                             Suitland               MD
                                                                             Cedar Springs          MI
                                                                             Winter Haven           FL
                                                                             Margate                FL
                                                                             Ft. Lauderdale         FL
                                                                             Blaine                 MN
                                                                             Novia                  MI
                                                                             New York               NY
                                                                             West Mifflin           PA
                                                                             South Bend             IN
                                                                             South Bend             IN
                                                                             South Bend             IN
                                                                             South Bend             IN
                                                                             South Bend             IN
                                                                             South Bend             IN
                                                                             New York               NY
                                                                             Bel Air                MD
                                                                             Moreno Valley          CA
                                                                             Santa Rosa             CA
                                                                             Derry                  NH
                                                                             Asheboro               NC
                                                                             Grand Island           NE
                                                                             Houston                TX
                                                                             Houston                TX
                                                                             Milford                MA
                                                                             Princeton              NJ
                                                                             Arvada                 CO
                                                                             Tallahasse             FL
                                                                             Baltimore              MD
                                                                             Livingston             NJ
                                                                             Detroit                MI
                                                                             Kirkland               WA
                                                                             Tucson                 AZ
                                                                             Warwick                RI
                                                                             Greensboro             NC
                                                                             Brighton               CO

        Loan Name                            Unit Type      DSCR         Loan Amount      Appr Value     Year Built
                                                 sf                     $2,250,174.20
                                                 sf                     $1,742,468.02
                                                units                  $11,500,000.00
                                                units                  $10,000,000.00
                                                units                   $5,900,000.00
                                                                        $1,650,000.00
                                                units                   $1,939,000.00
                                                                        $8,300,000.00
                                                units                   $1,496,421.46
                                                                        $4,000,000.00
                                                                        $8,600,000.00
                                                units                  $10,500,000.00
                                                pads                    $1,400,000.00
                                                                        $2,550,000.00
                                                pads                   $12,000,000.00
                                                pads                    $5,850,000.00
                                                pads                   $10,650,000.00
                                                pads                    $6,500,000.00
                                                                        $9,000,000.00
                                                 sf                    $21,500,000.00
                                                 sf                       $386,798.80
                                                 sf                     $1,456,184.18
                                                 sf                     $2,669,732.27
                                                 sf                     $1,652,544.28
                                                 sf                     $1,245,384.35
                                                 sf                     $1,735,200.00
                                                 sf                    $70,000,000.00
                                                                        $9,850,000.00
                                                                        $8,065,000.00
                                                                        $2,850,000.00
                                                 sf                     $9,025,000.00
                                                 sf                    $11,340,023.67
                                                 sf                    $18,659,976.33
                                                 sf                     $3,150,000.00
                                                 sf                     $6,000,000.00
                                                 sf                     $2,800,000.00
                                                 sf                    $25,000,000.00
                                                                        $1,663,000.00
                                                 sf                    $23,000,000.00
                                                 sf                    $36,000,000.00
                                                                        $3,116,000.00
                                                 sf                     $2,800,000.00
                                                                        $5,425,000.00
                                                 sf                    $17,325,000.00
                                                 sf                     $5,000,000.00
                                                 sf                    $31,125,000.00
                                                 sf                    $31,125,000.00

Prospective Investors are advised to carefully read, and should rely solely on, the final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant Information relating to the securities and collateral described herein, particularly with respect to the risks and special consideration associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be fully described in, and will be fully superseded by the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristic of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as an agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the Issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.